                                 EXHIBIT 4.2.1

         THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (C) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS

NOTE WITHIN THREE YEARS AFTER ORIGINAL ISSUANCE OF THIS NOTE, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE ACT.




                                                               CUSIP 704231-AA-7


Number 1
                       PAXSON COMMUNICATIONS CORPORATION

                   11 5/8% SENIOR SUBORDINATED NOTE DUE 2002


                 Paxson Communications Corporation, a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of One Hundred Fifteen Million Dollars, on October 1, 2002.

         Interest Payment Dates:  April 1 and October 1, commencing April 1,
1996

         Record Dates:  March 15 and September 15

                 Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                 IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                         PAXSON COMMUNICATIONS CORPORATION


                                         By:   /s/ Lowell W. Paxson
                                               --------------------------------
                                         By:   /s/ Arthur D. Tek
                                               --------------------------------

                                         [SEAL]

Certificate of Authentication:
This is one of the 11 5/8% Senior
Subordinated Notes due 2002 referred to in the within-mentioned Indenture

Dated:

THE BANK OF NEW YORK,
as Trustee


By: /s/ Paul J. Schmalzel
    ------------------------------
      Authorized Signatory

                                                                  (REVERSE SIDE)


                       PAXSON COMMUNICATIONS CORPORATION

                   11 5/8% SENIOR SUBORDINATED NOTE DUE 2002

1.       INTEREST.

                 Paxson Communications Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note semiannually on April 1 and October 1 of each year (each an "Interest Payment Date"), commencing on April 1, 1996, at the rate of 11 5/8% per annum.
Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes.

                 The Company shall pay interest on overdue principal, and on overdue premium, if any, and overdue interest, to the extent lawful, at the rate equal to 1% per annum in excess of the rate borne by the Notes.

2.       METHOD OF PAYMENT.

                 The Company will pay interest on this Note provided for in Paragraph 1 above (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on the March 15 or September 15 preceding the Interest Payment Date (whether or not such day is a Business Day). The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that the Company may pay principal, premium, if any, and interest by check payable in such money. It may mail an interest check to the Holder's registered address.

3.       PAYING AGENT AND REGISTRAR.

                 Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders of the Notes. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

4.       INDENTURE; RESTRICTIVE COVENANTS.

                 The Company issued this Note under an Indenture dated as of September 28, 1995 (the "Indenture") among the Company, the

Guarantors and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Section Section 77aaa-77bbbb) as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

                 The Notes are general unsecured obligations of the Company limited to $230,000,000 aggregate principal amount. The Indenture imposes certain restrictions on, among other things, the incurrence of indebtedness, the incurrence of liens and the issuance of preferred stock by the Company and its subsidiaries, mergers and sale of assets, the payments of dividends on, or the repurchase of, capital stock of the Company and its subsidiaries, certain other restricted payments by the Company and its subsidiaries, certain transactions with, and investments in, its affiliates, certain sale and lease-back transactions and a provision regarding change-of-control transactions.

5.       SUBORDINATION.

                 The Indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note shall cease to be so subordinate and subject in right of payment upon any defeasance of this Note referred to in Paragraph 18 below.

6.       OPTIONAL REDEMPTION.

                 The Company may redeem the Notes, in whole or in part, at any time on or after October 1, 1999 at the redemption prices set forth in Section
3.07 of the Indenture, together, in each case, with accrued and unpaid interest to the redemption date.

                 In addition, the Company may redeem Notes out of the Net Proceeds of one or more Public Equity Offerings or Major Asset Sales at the redemption price, in the amount and under the terms set forth in the Indenture.

7.       NOTICE OF REDEMPTION.

                 Notice of redemption will be mailed via first class mail at least 30 days but not more than 60 days prior to the redemption date to each Holder of Notes to be redeemed at its registered address as it shall appear on the register of the Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Company shall fail to redeem any such Note.

8.       OFFERS TO PURCHASE.

                 The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Company is also required to make an offer to purchase Notes upon occurrence of a Change of Control in accordance with procedures set forth in the Indenture.

9.       REGISTRATION RIGHTS.

                 Pursuant to the Registration Rights Agreement among the Company, the Guarantors and Wood Gundy Inc. and Smith Barney Inc., as initial purchasers of the Notes, the Company and the Guarantors will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for Notes of a separate series issued under the Indenture (or a trust indenture substantially identical to the Indenture in accordance with the terms of the Registration Rights Agreement) which have been registered under the Securities Act, in like principal amount and having substantially identical terms as the Notes. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

10.      DENOMINATIONS, TRANSFER, EXCHANGE.

                 The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption or register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed or any Note after it is called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

11.      PERSONS DEEMED OWNERS.

                 The registered Holder of this Note may be treated as the owner of it for all purposes.

12.      UNCLAIMED MONEY.

                 If money for the payment of principal, premium or interest on any Note remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

13.      AMENDMENT, SUPPLEMENT AND WAIVER.

                 Subject to certain exceptions, the Indenture or the Notes may be modified, amended or supplemented by the Company, the Guarantors and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of Holders, the Company, the Guarantors and the Trustee may amend the Indenture or the Notes or supplement the Indenture for certain specified purposes including providing for uncertificated Notes in addition to certificated Notes, and curing any ambiguity, defect or inconsistency, or making any other change that does not materially and adversely affect the rights of any Holder.

14.      SUCCESSOR ENTITY.

                 When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and immediately before and thereafter no Default exists and certain other conditions are satisfied, the predecessor corporation will be released from those obligations.

15.      DEFAULTS AND REMEDIES.

                 Events of Default are set forth in the Indenture. If an Event of Default (other than an Event of Default pursuant to Section 6.01(6) or (7) of the Indenture with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued but unpaid interest to the date of acceleration; provided, however, that after such acceleration but before judgement or decree based on such acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes may, under certain circumstances, rescind and annul such acceleration and its consequences if all existing Events of Default, other than the nonpayment of principal, premium or interest that has become due solely because of the acceleration, have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto. In case an Event of Default specified in Section 6.01(6) or (7) of the Indenture with respect to the Company occurs, such principal amount, together with premium, if any, and interest with respect to all of the Notes, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

16.      TRUSTEE DEALINGS WITH THE COMPANY.

                 The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or their Affiliates, and may otherwise deal with the Company, any Guarantor or their Affiliates, as if it were not Trustee.

17.      NO RECOURSE AGAINST OTHERS.

                 As more fully described in the Indenture, a director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

18.      DEFEASANCE AND COVENANT DEFEASANCE.

                 The Indenture contains provisions for defeasance of the entire indebtedness on this Note and for defeasance of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth in the Indenture.

19.      ABBREVIATIONS.

                 Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

20.      CUSIP NUMBERS.

                 Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused

CUSIP Numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.      GOVERNING LAW.

                 THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

                 THE COMPANY WILL FURNISH TO ANY HOLDER OF A NOTE UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:
PAXSON COMMUNICATIONS CORPORATION, 601 Clearwater Park Road, West Palm Beach, Florida 33401, Attention:

                                   ASSIGNMENT


I or we assign and transfer this Note to:

            (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

                                  [Check One]

[  ]  (a)        this Note is being transferred in compliance with the
                 exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or

[  ]  (b)        this Note is being transferred other than in accordance with
                 (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Date:                                    Your Signature:
      ----------------------------                      -----------------------


                                         --------------------------------------
                                         (Sign exactly as your name
                                         appears on the other side of
                                         this Note)


                    Signature Guarantee:
                                         --------------------------------------



            TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

                 The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ----------------------------        -------------------------------------
                                          NOTICE:  To be executed by
                                                    an executive officer

                            FORM OF NOTATION ON NOTE
                             RELATING TO GUARANTEE


                 Each Guarantor (the "Guarantor", which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other Obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in
Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                 The obligations of each Guarantor to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

                 This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                      Guarantors:

                                      PAXSON COMMUNICATIONS TELEVISION, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF FLORIDA, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS LP, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS MANAGEMENT
                                        COMPANY
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS MARKETING, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS NETWORKS, INC.
                                      (a Florida corporation)

                                      PAXSON OUTDOOR, INC.
                                      (a Florida corporation)

                                      PAXSON NETWORKS, INC.
                                      (a Florida corporation)

                                      EXCEL MARKETING ENTERPRISES, INC.
                                      (a Florida corporation)

                                      INFOMALL CABLE NETWORK, INC.
                                      (a Delaware corporation)

                                      INFOMALL TV NETWORK, INC.
                                      (a Delaware corporation)

                                      INFOMALL LOS ANGELES, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF AKRON-23, INC.
                                      (a Florida corporation)

                                      PAXSON AKRON LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF ATLANTA-14, INC.
                                      (a Florida corporation)

                                      PAXSON ATLANTA LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF BOSTON-60, INC.
                                      (a Florida corporation)

                                      PAXSON BOSTON LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF CLEVELAND-67,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF COOKEVILLE, INC.
                                      (a Florida corporation)

                                      PAXSON COOKEVILLE LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF DALLAS-68, INC.
                                      (a Florida corporation)

                                      PAXSON DALLAS LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF DAYTON-26, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF DENVER-59, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF FT. PIERCE-34,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF HOUSTON-49, INC.
                                      (a Florida corporation)

                                      PAXSON HOUSTON LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF LOS ANGELES-30,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON LOS ANGELES LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF MIAMI-35, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF MILWAUKEE-55,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF MINNEAPOLIS-45,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON MINNEAPOLIS LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF NEW LONDON-26,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON NEW LONDON LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF NEW YORK-43,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON NEW YORK LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF ORLANDO-56,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF PHILADELPHIA-61,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON PHILADELPHIA LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF PHOENIX-13,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON PHOENIX LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF ST. LOUIS, INC.
                                      (a Florida corporation)

                                      PAXSON ST. LOUIS LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF SAN JOSE-65,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON SAN JOSE LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF TAMPA-66,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF WASHINGTON-60,
                                        INC.
                                      (a Florida corporation)

                                      PAXSON WASHINGTON LICENSE, INC.
                                      (a Florida corporation)

                                      PAXSON COMMUNICATIONS OF WEST PALM
                                        BEACH-25, INC.
                                      (a Florida corporation)

                                      PAXSON WEST PALM BEACH LICENSE, INC.
                                      (a Florida corporation)


                                      By: /s/ Arthur D. Tek
                                          -------------------------------------
                                          Name:  Arthur D. Tek
                                          Title: Vice President and Treasurer


                                      PAXSON BROADCASTING OF JACKSONVILLE,
                                        LIMITED PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON JACKSONVILLE LICENSE LIMITED
                                        PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON BROADCASTING OF MIAMI, LIMITED
                                        PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON MIAMI LICENSE LIMITED PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON BROADCASTING OF ORLANDO, LIMITED
                                        PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON ORLANDO LICENSE LIMITED
                                        PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON BROADCASTING OF TAMPA, LIMITED
                                        PARTNERSHIP
                                      (a Florida partnership)

                                      PAXSON TAMPA LICENSE LIMITED PARTNERSHIP
                                      (a Florida partnership)

                                      By: Paxson Communications of Florida,
                                            Inc., their general partner


                                      By: /s/ Arthur D. Tek
                                          --------------------------------
                                          Name:  Arthur D. Tek
                                          Title: Vice President and Treasurer

                       OPTION OF HOLDER TO ELECT PURCHASE


                 If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.10 or Section 4.19 of the Indenture, check the appropriate box:

                 [ ]    Section 4.10          [ ]    Section 4.19

                 If you want to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.19 of the Indenture, state the amount you elect to have purchased:


$
 -------------------------

Date:
      --------------------


                          Your Signature:
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                          (Sign exactly as your name appears on the face
                          of this Note)





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